UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2008

SYMMETRICOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway, San Jose, California 95131-1017

(Address of principal executive offices, including zip code)

(408) 433-0910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

The following financial schedules provide supplementary information related to the financial reports (Form 10-K/A for the fiscal year ended July 1, 2007, Form 10-Q/A for the quarter ended September 30, 2007, Form 10-Q for the quarter ended December 30, 2007, and Form 10-Q for the quarter ended March 30, 2008) filed by Symmetricom, Inc. on June 17, 2008. The reason for furnishing this supplementary information is to conform certain supplemental (non-GAAP) information included in previous earnings releases to the information in the June 17, 2008 filings and to provide earnings information on a non-GAAP basis for the quarter ended March 30, 2008.

Non-GAAP Information

Certain non-GAAP financial information is included in this Form 8-K filing. In the Reconciliation of GAAP to Non-GAAP Results, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, impairment of goodwill and other intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance.  Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP.  A reconciliation of the non-GAAP results to the GAAP results is provided in the following financial schedules.

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Twelve months ended
	July 1,	July 2,	July 3,	June 27,	June 29,
	2007	2006	2005	2004	2003

Net revenue	$208,380	$176,112	$179,388	$163,310	$127,088
Cost of products and services	109,837	91,626	88,162	93,212	75,637
Amortization of purchased technology	3,317	3,622	3,899	3,911	3,104
Impairment of intangibles	—	1,198	—	—	—
Write-off of Telmax royalty	—	—	—	—	567
Integration and restructuring charges	224	1,154	—	5,862	1,733
Gross profit	95,002	78,512	87,327	60,325	46,047
Gross margin	45.6%	44.6%	48.7%	36.9%	36.2%
Operating expenses:
Research and development	23,692	18,836	16,286	16,772	21,468
Selling, general and administrative	60,543	56,357	52,248	45,805	46,543
Acquired in-process research and development	188	—	—	—	1,561
Amortization of intangible assets	792	522	613	838	1,171
Integration and restructuring charges	549	—	—	2,325	6,711
Impairment of goodwill	—	6,963	—	—	14,723
Operating income (loss)	9,238	(4,166)	18,180	(5,415)	(46,130)
Gain (loss) on equity investments, net	—	—	389	—	(450)
Interest income	9,231	7,478	1,533	308	625
Interest expense	(4,823)	(4,983)	(814)	(585)	(628)
Earnings (loss) before income taxes	13,646	(1,671)	19,288	(5,692)	(46,583)
Income tax provision (benefit)	7,588	(814)	2,078	(2,525)	(12,197)
Net earnings (loss) from continuing operations	6,058	(857)	17,210	(3,167)	(34,386)
Gain (loss) from discontinued operations, net of tax	242	921	985	949	(14,609)
Net earnings (loss)	$6,300	$64	$18,195	$(2,218)	$(48,995)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.13	$(0.02)	$0.38	$(0.07)	$(0.96)
Gain (loss) from discontinued operations	0.01	0.02	0.02	0.02	(0.41)
Net earnings (loss)	$0.14	$—	$0.40	$(0.05)	$(1.37)
Weighted average shares outstanding - basic	45,572	45,913	45,532	43,691	35,645

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$0.13	$(0.02)	$0.37	$(0.07)	$(0.96)
Gain (loss) from discontinued operations	0.01	0.02	0.02	0.02	(0.41)
Net earnings (loss)	$0.14	$—	$0.39	$(0.05)	$(1.37)
Weighted average shares outstanding - diluted	46,389	46,791	46,936	43,691	35,645

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Twelve months ended
	July 1,	July 2,	July 3,	June 27,	June 29,
	2007	2006	2005	2004	2003
Reconciliation from GAAP to Non-GAAP
GAAP net earnings (loss) from continuing operations	$6,058	$(857)	$17,210	$(3,167)	$(34,386)

Equity-based compensation expense:
Cost of products and services	1,034	564	91	24	—
Research and development	1,345	482	—	—	—
Selling, general and administrative	4,013	3,575	1,915	227	—
Total equity-based compensation expense	6,392	4,621	2,006	251	—
Amortization of intangible assets:
Cost of products and services	3,317	3,622	3,899	3,911	3,104
Operating expenses	792	435	356	508	1,171
Total amortization of intangible assets	4,109	4,057	4,255	4,419	4,275

Integration and restructuring charges	773	1,154	—	8,187	8,444
Write-off of non collectable sublease contract	298	—	—	—	—
Write-off of Telmax royalty	—	—	—	—	567
Acquired in-process research and development	188	—	—	—	1,561
Impairment of purchased technology	—	1,198	—	—	—
Impairment of goodwill	—	6,963	—	—	14,723
Gain on sale of investment	—	—	(389)	—	450
Collection of old Datum receivables that were fully reserved	—	—	(656)	—	—
Adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable	—	—	(368)	—	—
Reserve adjustment for the retirement plan acquired from the Datum acquisition	—	—	(118)	—	—
Income tax effect of QoSmetrics liquidation	3,412	—	—	—	—
Income tax effect of Non-GAAP adjustments	(3,599)	(8,763)	(1,074)	(5,709)	(2,470)
Non-GAAP net earnings from continuing operations	$17,631	$8,373	$20,866	$3,981	$(6,836)

Earnings from continuing operations per share-diluted:
GAAP earnings (loss) from continuing operations	$0.13	$(0.02)	$0.37	$(0.07)	$(0.96)
Non-GAAP earnings from continuing operations	$0.38	$0.18	$0.44	$0.09	$(0.19)
Shares used in diluted shares calculation	46,389	46,791	46,936	43,691	35,645

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands)

(unaudited)

	Twelve months ended
	July 1,	July 2,	July 3,	June 27,	June 29,
	2007	2006	2005	2004	2003
Reconciliation from GAAP to Non-GAAP Gross Margin:
GAAP Revenue	$208,380	$176,112	$179,388	$163,310	$127,088
GAAP Gross profit	95,002	78,512	87,327	60,325	46,047
GAAP Gross margin	45.6%	44.6%	48.7%	36.9%	36.2%

Add Non-GAAP Items:
Equity-based compensation expense	1,034	564	91	24	—
Amortization of intangible assets	3,317	3,622	3,899	3,911	3,104
Impairment of purchased technology	—	1,198	—	—	—
Write-off of Telmax royalty	—	—	—	—	567
Integration and restructuring charges	224	1,154	—	5,862	1,733

Non-GAAP Gross profit	$99,577	$85,050	$91,317	$70,122	$51,451
Non-GAAP Gross margin	47.8%	48.3%	50.9%	42.9%	40.5%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Revenue	$208,380	$176,112	$179,388	$163,310	$127,088
GAAP Operating expenses	85,764	82,678	69,147	65,740	92,177
Operating expenses % to revenue	41.2%	46.9%	38.5%	40.3%	72.5%

Add Non-GAAP Items:
Equity-based compensation expense	5,358	4,057	1,915	227	—
Uncollectable sublease payment	298	—	—	—	—
Impairment of goodwill	—	6,963	—	—	14,723
Collection of old Datum receivables that were fully reserved	—	—	(656)	—	—
Adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable	—	—	(368)	—	—
Reserve adjustment for the retirement plan acquired from the Datum acquisition	—	—	(118)	—	—
Amortization of intangible assets	792	435	356	508	1,171
Acquired in-process research and development	188	—	—	—	1,561
Integration and restructuring charges	549	—	—	2,325	6,711

Non-GAAP operating expenses	$78,579	$71,223	$68,018	$62,680	$68,011
Non-GAAP operating expenses % to revenue	37.7%	40.4%	37.9%	38.4%	53.5%

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	March 30,	December 30,	September 30,
	2008	2007	2007

Net revenue	$51,469	$48,843	$50,735
Cost of products and services	28,348	26,022	28,027
Amortization of purchased technology	832	861	805
Integration and restructuring charges	319	164	3
Gross profit	21,970	21,796	21,900
Gross margin	42.7%	44.6%	43.2%
Operating expenses:
Research and development	6,801	6,587	7,286
Selling, general and administrative	15,937	15,531	15,516
Amortization of intangible assets	232	233	260
Integration and restructuring charges	135	7	293
Operating income (loss)	(1,135)	(562)	(1,455)
Gain on sale of asset	—	700	—
Loss, other than temporary, on investments	(1,090)	(620)	—
Interest income	1,775	2,147	2,210
Interest expense	(1,241)	(1,185)	(1,195)
Earnings (loss) before income taxes	(1,691)	480	(440)
Income tax provision (benefit)	(773)	279	(129)
Net earnings (loss) from continuing operations	(918)	201	(311)
Gain from discontinued operations, net of tax	7	15	68
Net earnings (loss)	$(911)	$216	$(243)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.02)	$—	$(0.01)
Gain (loss) from discontinued operations	—	—	—
Net earnings (loss)	$(0.02)	$—	$(0.01)
Weighted average shares outstanding - basic	43,923	44,532	45,474

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$(0.02)	$—	$(0.01)
Gain (loss) from discontinued operations	—	—	—
Net earnings (loss)	$(0.02)	$—	$(0.01)
Weighted average shares outstanding - diluted	43,923	44,919	45,474

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended
	March 30,	December 30,	September 30,
	2008	2007	2007
Reconciliation from GAAP to Non-GAAP
GAAP net earnings (loss) from continuing operations	$(918)	$201	$(311)

Equity-based compensation expense:
Cost of products and services	206	183	270
Research and development	350	385	538
Selling, general and administrative	813	460	779
Total equity-based compensation expense	1,369	1,028	1,587
Amortization of intangible assets:
Cost of products and services	832	861	805
Operating expenses	232	233	260
Total amortization of intangible assets	1,064	1,094	1,065

Integration and restructuring charges	454	171	296
Gain on sale of asset	—	(700)	—
Loss, other than temporary, on investments	1,090	620	—
Cost of internal investigation	1,230	—	—
Income tax effect of Non-GAAP adjustments	(2,130)	(642)	(864)
Non-GAAP net earnings from continuing operations	$2,159	$1,772	$1,773

Earnings from continuing operations per share-diluted:
GAAP earnings (loss) from continuing operations	$(0.02)	$0.00	$(0.01)
Non-GAAP earnings from continuing operations	$0.05	$0.04	$0.04
Shares used in diluted shares calculation	44,332	44,919	46,068

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands)

(unaudited)

	Three months ended
	March 30,	December 30,	September 30,
	2008	2007	2007
Reconciliation from GAAP to Non-GAAP Gross Margin:
GAAP Revenue	$51,469	$48,843	$50,735
GAAP Gross profit	21,970	21,796	21,900
GAAP Gross margin	42.7%	44.6%	43.2%

Add Non-GAAP Items:
Equity-based compensation expense	206	183	270
Amortization of intangible assets	832	861	805
Integration and restructuring charges	319	164	3

Non-GAAP Gross profit	$23,327	$23,004	$22,978
Non-GAAP Gross margin	45.3%	47.1%	45.3%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Revenue	$51,469	$48,843	$50,735
GAAP Operating expenses	23,105	22,358	23,355
Operating expenses % to revenue	44.9%	45.8%	46.0%

Add Non-GAAP Items:
Cost of internal investigation	$1,230	$—	$—
Equity-based compensation expense	1,163	845	1,317
Amortization of intangible assets	232	233	260
Integration and restructuring charges	135	7	293

Non-GAAP operating expenses	$20,345	$21,273	$21,485
Non-GAAP operating expenses % to revenue	39.5%	43.6%	42.3%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 1, 2008.	By:	/s/ Thomas W. Steipp
Thomas W. Steipp
President and Chief Executive
Officer